UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2008

BLYTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

1-13026

36-2984916

(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831

(Address of Principal Executive Offices)      (Zip Code)

Registrant’s Telephone Number, including Area Code (203) 661-1926

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

                        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                ☐  Written communications pursuant to Rule 425 under the Securities Act

                ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

                ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 2, 2008, Roger A. Anderson, who has served on the Board of Directors since 1994, retired from the Board.  Mr. Anderson has recently served as Chairman of the Nominating and Corporate Governance Committee, a member of the Audit Committee and lead outside director.  The company thanks Mr. Anderson for his service to the company and our stockholders.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: January 2, 2008	By: /s/ Michael S. Novins
Name: Michael S. Novins
Title: Vice President and General Counsel